UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

399 Executive Boulevard, Elmsford, New York		10523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As described below under Item 5.02 in greater detail, on April 17, 2020, Spencer Wells resigned from the Board of Directors (the “Board”) of Town Sports International Holdings, Inc. (the “Company”) and the Board’s Audit Committee (the “Audit Committee”) effective as of April 17, 2020. Subsequently, on April 22, 2020, the Company received notice from Nasdaq stating that, as a result of Mr. Wells’ resignation, the Company was no longer in compliance with Nasdaq Listing Rule 5605, which requires that the Audit Committee be comprised of at least three independent directors. Pursuant to Listing Rule 5605(c)(4), Nasdaq has provided the Company a cure period during which it may restore compliance with Rule 5605, which period ends upon the earlier of (i) the Company’s next annual shareholders’ meeting or (ii) April 17, 2021. Alternatively, if our next annual shareholders’ meeting takes place before October 14, 2020, we will have until October 14, 2020 to regain compliance with Rule 5605.

The Board is actively searching for a qualified individual to replace Mr. Wells as a member of the Audit Committee, and intends to restore the Company’s compliance with Rule 5605 as soon as practicable, and in any event within the applicable cure period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2020, Spencer Wells notified the Company of his resignation as a member of the Company’s Board of Directors. The resignation of Mr. Wells is effective immediately, and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: April 22, 2020	By:	/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer